                                                                    Exhibit 10.5



                          FIRST MIDWEST BANCORP, INC.
                 NONQUALIFIED STOCK OPTION - GAIN DEFERRAL PLAN



                        Effective as of December 1, 1997









All Rights Reserved
Copyright 1997,
Ernst & Young LLP

                          FIRST MIDWEST BANCORP, INC.
                 NONQUALIFIED STOCK OPTION - GAIN DEFERRAL PLAN


                               Table of Contents
                               -----------------

                                                                            Page
                                                                            ----
ARTICLE I - GENERAL
   Section   1.1    Effective Date........................................    1
   Section   1.2    Purpose...............................................    1
   Section   1.3    Intent................................................    1

ARTICLE II - DEFINITIONS AND USAGE
   Section   2.1    Definitions...........................................    2
   Section   2.2    Usage.................................................    3

ARTICLE III - ELIGIBILITY AND PARTICIPATION
   Section   3.1    Eligibility...........................................    3
   Section   3.2    Participation.........................................    3
   Section   3.3    Deferral Election Procedures..........................    4
   Section   3.4    Stock-for-Stock Payment Method........................    4

ARTICLE IV - PARTICIPANT ACCOUNTS
   Section   4.1    Accounts..............................................    5
   Section   4.2    Participant Deferrals.................................    5
   Section   4.3    Investment Procedure..................................    5
   Section   4.4    Valuation of Accounts.................................    5

ARTICLE V - PAYMENT OF BENEFITS
   Section   5.1    Entitlement to Benefit Payments.......................    6
   Section   5.2    Commencement of Benefit Payments......................    6
   Section   5.3    Hardship Withdrawals..................................    6

ARTICLE VI - PAYMENT OF BENEFIT ON OR AFTER DEATH
   Section   6.1    Commencement of Payments After Death..................    7
   Section   6.2    Designation of Beneficiary............................    7

ARTICLE VII - ADMINISTRATION
   Section   7.1    General...............................................    7
   Section   7.2    Administrative Rules..................................    7
   Section   7.3    Duties................................................    7
   Section   7.4    Fees..................................................    8

                                       i
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                                                                            Page
                                                                            ----
ARTICLE VIII - CLAIMS PROCEDURE
   Section   8.1    General...............................................    8
   Section   8.2    Denials...............................................    8
   Section   8.3    Notice................................................    8
   Section   8.4    Appeals Procedure.....................................    9
   Section   8.5    Review................................................    9

ARTICLE IX - MISCELLANEOUS PROVISIONS
   Section   9.1    Amendment.............................................    9
   Section   9.2    Termination...........................................    9
   Section   9.3    No Assignment.........................................    9
   Section   9.4    Incapacity............................................    9
   Section   9.5    Successors and Assigns................................   10
   Section   9.6    Governing Law.........................................   10
   Section   9.7    No Guarantee of Employment............................   10
   Section   9.8    Severability..........................................   10
   Section   9.9    Notification of Addresses.............................   10

ARTICLE X - ADOPTING EMPLOYERS
   Section  10.1    Adoption of Plan......................................   10
   Section  10.2    Administration........................................   10
   Section  10.3    Company as Agent......................................   11
   Section  10.4    Termination...........................................   11

ARTICLE XI - TRUST
   Section  11.1    Trust.................................................   11
   Section  11.2    Contributions and Expenses............................   11
   Section  11.3    Trustee Duties........................................   11
   Section  11.4    Voting Rights.........................................   11
   Section  11.5    Reversion to the Company..............................   12

APPENDIX A

APPENDIX B

                          FIRST MIDWEST BANCORP, INC.
                 NONQUALIFIED STOCK OPTION - GAIN DEFERRAL PLAN


WHEREAS, First Midwest Bancorp, Inc. ("the Company") has heretofore established the First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan, as Amended (the "Stock Plan") for its Employees; and

WHEREAS, the Company recognizes the unique qualifications of key employees and the valuable services that they have provided; and

WHEREAS, the Company desires to increase Company stock ownership by facilitating the deferral of gains resulting from the exercise of Company nonqualified stock Options;

NOW, THEREFORE, the Company hereby establishes the First Midwest Bancorp, Inc. Nonqualified Stock Option - Gain Deferral Plan (the "Plan") as hereinafter provided:


                                   ARTICLE I
                                    GENERAL

1.1 Effective Date. The provisions of the Plan shall be effective as of December 1, 1997 (the "Effective Date"). The rights, if any, of any person whose status as an Employee of the Company and its subsidiaries and affiliates, if any, has terminated shall be determined pursuant to the Plan as in effect on the date such Employee terminated, unless a subsequently adopted provision of the Plan is made specifically applicable to such person.

1.2 Purpose. The purpose of the Plan is to increase Company stock ownership by facilitating the deferral of gains resulting from the exercise of Company nonqualified stock Options.

1.3 Intent. The Plan is intended to be (and shall be construed and administered as) an "employee pension benefit plan" under the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") which is unfunded and maintained by the Company or an Employer solely to provide retirement income to a select group of management or highly compensated Employees as such group is described under section 201(2), 301(a)(3), and 401(a)(1) of ERISA as interpreted by the U.S. Department of Labor. The Plan is not intended to be a plan described in section 401(a) of the Code, or section 3(2)(A) of ERISA. The obligation of the Company and an Employer to make payments under this Plan constitutes nothing more than an unsecured promise to make such payments and any property of the Company or an Employer that may be set aside for the payment of benefits under the Plan shall in the event of the Company's or Employer's bankruptcy or insolvency, remain subject to the claims of the Company's general creditors and the Employer's general creditors, respectively, until such benefits are distributed in accordance with Article V herein.

                                   ARTICLE II
                             DEFINITIONS AND USAGE

2.1 Definitions. Wherever used in the Plan, the following words and phrases shall have the meaning set forth below unless the context plainly requires a different meaning:

     . "Account" means the account established on behalf of the Participant as described in Section 4.1.

     .    "Administrator" means the person or persons described in Article VII.

     .    "Board" means the Board of Directors of the Company.

     . "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     . "Committee" means the Compensation Committee of the Board of Directors or such other committee appointed from time to time by the Board of Directors to administer this Plan. The Committee shall consist of two or more members, each of whom shall qualify as a "non-employee director," as the term (or similar successor term) is defined by Rule 16b-3, and as an "outside director" within the meaning of Code Section 162(m) and regulations thereunder.

     .    "Company" means First Midwest Bancorp, Inc. and any successor thereto.

     .    "Effective Date" means December 1, 1997.

     . "Employee" means a regular salaried employee (including officers and directors who are also employees) of the Company or an Employer, or any branch or division thereof.

     . "Employer" means the Company and any subsidiary or affiliate of the Company that adopts the Plan for the benefit of its key Employees with the approval of the Company and in accordance with Article X.

     . "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

     . "Fair Market Value" means the average of the highest and lowest prices of the Stock as reported by the consolidated tape of the NASDAQ National Market System on a particular date. In the event that there are no Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Stock transactions.

     . "Option" means the right to purchase Stock at a stated price for a specified period of time granted by the Company to an Employee under the Stock Plan. For purposes of the Plan, an Option shall be a "Nonstatutory (Nonqualified) Stock Option," or "NSO," as provided for under the Stock Plan.

     . "Participant" means an eligible Employee who is participating in the Plan in accordance with Section 3.1.

     . "Plan" means the First Midwest Bancorp, Inc. Nonqualified Stock Option - Gain Deferral Plan.

     . "Plan Year" means the calendar year. Notwithstanding the foregoing, the initial Plan Year shall be the period beginning on the Effective Date and ending December 31, 1997.

     . "Profit Shares" means, with respect to any exercise of an Option, the number of shares equal in value to the excess of (i) the Fair Market Value of the shares of Stock purchased on Option exercise over (ii) the exercise price of the shares of Stock purchased, divided by the Fair Market Value of one share of Stock. For purposes of this definition, Fair Market Value shall be determined as of the date of Option exercise.

     . "Stock" means the common stock, $0.01 par value per share, of the Company.

     . "Stock Plan" means the First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan as Amended, and any other similar or successor plan established by the Company and under which Employees have been granted nonqualified stock options.

     . "Valuation Date" means the last business day of each Plan Year and such other dates as determined from time to time by the Administrator.

2.2 Usage. Except where otherwise indicated by the context, any masculine terminology used herein shall also include the feminine and vice versa, and the definition of any term herein in the singular shall also include the plural and vice versa.


                                  ARTICLE III
                         ELIGIBILITY AND PARTICIPATION

3.1 Eligibility. The Committee shall designate from time to time those Employees who shall participate in the Plan; provided, however, that such Employees are members of a select group of management or highly compensated Employees as such group is described under sections 201(2), 301(a)(3), and 401(a)(1) of ERISA as interpreted by the Department of Labor.

3.2 Participation. An Employee shall commence participation in the Plan as of the date designated by the Committee. The participation of any Participant may be suspended or terminated by the Committee at any time, but no such suspension or termination shall operate to reduce the balance of the Account of the Participant as of the Valuation Date that precedes or coincides with the date of such suspension or termination without such Participant's consent. An Employee shall cease to be a Participant when he terminates employment with the Company and all Employers and the balance in his Account is distributed to him or on his behalf.

3.3  Deferral Election Procedure.

        (a) Each Participant may execute one or more Deferral Election Forms as set out in Appendix A. Each Deferral Election Form shall be treated in accordance with Section 4.2. In order to be effective with respect to the exercise of any Option, a Deferral Election Form must be executed by the
     Participant: (i) in a calendar year preceding the exercise of such Options; and (ii) at least six months prior to the exercise of such Options; provided, however, that a Deferral Election Form executed by a Participant during the first 30 days following the later of the Effective Date of the Plan or the participation commencement date designated by the Committee pursuant to Section 3.2 for such Participant, shall be effective with respect to the exercise of Options after the date of such Deferral Election Form without regard to clauses (i) and (ii).

        (b) An Agreement shall be effective no earlier than the date on which it is delivered to the Administrator and shall continue in effect for all succeeding Plan Years unless otherwise superseded by a subsequent Deferral Election Form (or Deferral Revocation Form).

3.4 Stock-for-Stock Payment Method. If a Participant has executed a Deferral Election Form, and such Deferral Election Form is effective under the terms of the Plan with respect to the Option being exercised, then the Option price shall be payable to the Company in full solely by tendering shares of Stock, which have been held for at least six months prior to the date of the exercise of the Option, having an aggregate Fair Market Value at the time of exercise equal to the total Option price (including, for this purpose, Stock deemed tendered by affirmation of ownership). [Shares of Stock tendered or deemed tendered shall, for purposes of the six month holding rule, be deemed to be newly-held following use to exercise the Option and thus cannot be used for a subsequent exercise until six months have elapsed.] As soon as practicable after receipt of the tendered Stock or the affirmation of ownership of Stock, the Company shall deliver to the Trustee, as named pursuant to Article XI of the Plan, a certificate or certificates representing the Profit Shares generated with respect to the exercise of any such Option.

                                   ARTICLE IV
                              PARTICIPANT ACCOUNTS

4.1 Accounts. The Administrator shall establish and maintain, pursuant to the terms of the Plan, one or more Accounts for each Participant consisting of amounts credited to such Account pursuant to Sections 4.2 below. All amounts which are credited to a Participant's Account shall be credited solely for purposes of accounting and computation, and shall remain assets of the Company subject to the claims of the Company's general creditors. A Participant shall not have any interest or right in or to such Account at any time.

4.2 Participant Deferrals. The Administrator shall credit to a Participant's Account for a Plan Year the amount of Profit Shares resulting from the exercise of an Option or Options for which a valid Deferral Election Form is in effect. In order for a Deferral Election Form to be valid with respect to the exercise of an Option: (a) the Deferral Election Form must have been timely executed in accordance with Section 3.5; (b) the exercise complies with all of the applicable terms of the Option and of the Stock Plan; and (c) the Option price is satisfied by a tender of Stock as described in Section 3.4.

4.3 Investment Procedure. A Participant's Account shall be deemed invested in Stock of the Company. Any dividends deemed paid on Stock shall be deemed to be reinvested in Stock. In the event of a change in the Stock of the type that results in an adjustment to the Stock pursuant to adjustment provisions set forth in the Stock Plan, then the Participant's Account shall be deemed invested in Stock as so adjusted; provided, however, to the extent that the adjustment results in a deemed investment in cash and stock, such cash shall be deemed reinvested in Stock (as adjusted); provided, further, that if such adjustment results in the deemed investment of the Account entirely in cash, then such cash shall be deemed invested in an interest-bearing account and credited with interest quarterly at an annual rate equal to the prime rate as published in The Wall Street Journal at the beginning of such quarterly period plus 2%, or such other investments as the Committee may permit the Participants to recommend to the trustee of the Trust established pursuant to Article XI below.

4.4 Valuation of Accounts. The value of a Participant's Account shall be determined from time to time by the Administrator in the following manner:

     (a) The income and expense, gains, and losses, both realized and unrealized, from such deemed investments as are required under Section
          4.3 shall be determined by the Administrator. The amount so determined shall be allocated to the Account of a Participant proportionately in accordance with the procedures established by the Administrator.

     (b) Each Participant's Account shall be valued as of the Valuation Date of each Plan Year or more frequently as determined in the sole discretion of the Administrator, and shall again be valued as of the date that a Participant receives a payment under the Plan, in accordance with the procedures established by the Administrator.

     (c) A Participant's Account shall be reduced by the amount of any benefits distributed to or on behalf of the Participant pursuant to Article V.

     (d) All allocations to and deductions from a Participant's Account under this Section 4.4 shall be deemed to have been made on the applicable Valuation Date in the order of priority set forth in this Section 4.4, even though actually determined at a later date.

                                   ARTICLE V
                              PAYMENT OF BENEFITS

5.1 Entitlement to Benefit Payments. Upon a Participant's separation from service from the Company and all Employers, the Participant shall be entitled to his Account balance payable by the Company or by his Employer in the form set forth in Section 5.2. Notwithstanding the foregoing, if a Participant's separation from service is the result of termination "for cause," no benefits shall be payable to the Participant under the Plan and his Account balance shall be zero. A Participant shall be deemed to have been terminated "for cause" if his employment is terminated voluntarily or involuntarily as a result of the Participant's fraud, misappropriation or embezzlement of Company or Employer funds or property. The Committee shall determine whether a Participant's separation from service is "for cause."

5.2 Commencement of Benefit Payments. The Participant's Account balance shall be paid to him in five annual installments commencing on a date which is within ninety (90) days following his separation from service from the Company and all Employers; provided, however, that if a Participant has requested that his Account balance be paid in a lump sum or in up to ten
     (10) annual installments, in accordance with such prior written notice requirements as the Committee may adopt in its sole discretion, then his Account balance shall be paid in such other manner and time. A Participant may request to change the form and commencement date for the payment of benefits, which the Committee, in its sole discretion, may honor. Notwithstanding the foregoing, the Committee, in its sole discretion, shall establish the commencement date for the payment of benefits, the deductibility of which may be limited by Code Section 162(m), as the earliest practicable date upon which such limitations would not apply.

5.3 Hardship Withdrawals. In the event of a Participant's immediate and unforeseeable financial hardship, the Committee may, in its sole discretion, pay out all or part of such Participant's Vested Account Balance to the extent necessary to relieve such hardship.

                                   ARTICLE VI
                     PAYMENT OF BENEFITS ON OR AFTER DEATH

6.1 Commencement of Payments After Death. If a Participant dies before receiving his entire Account Balance, the remainder of the Account otherwise payable with respect to the Participant shall be paid to the Participant's beneficiary or beneficiaries as a single lump-sum amount within ninety (90) days following the date on which the Administrator is notified of the Participant's death.

6.2 Designation of Beneficiary. A Participant may, by executing a Beneficiary Designation Form (see Appendix A) during the Participant's lifetime, designate one or more primary and contingent beneficiaries to receive his Account balance which may be payable to the Participant hereunder following the Participant's death, and may designate the proportions in which such beneficiaries are to receive such payments. A Participant may change such designations from time to time, and the last written designation filed with the Administrator prior to the Participant's death shall control. If a Participant fails to specifically designate a beneficiary or, if no designated beneficiary survives the Participant, payment shall be made by the Administrator in the following order of priority:

     (a)  to the Participant's surviving spouse; or if none,

     (b)  to the Participant's children, per stirpes; or if none,

     (c)  to the Participant's estate.

                                  ARTICLE VII
                                 ADMINISTRATION

7.1 General. The Administrator shall be the Committee, or such other person or persons as designated by the Board or the Committee. Except as otherwise specifically provided in the Plan, the Administrator shall be responsible for the administration of the Plan. The Administrator shall be the "named fiduciary" within the meaning of Section 402(c)(2) of ERISA.

7.2 Administrative Rules. The Administrator may adopt such rules of procedure as it deems desirable for the conduct of its affairs, except to the extent that such rules conflict with the provisions of the Plan.

7.3 Duties. The Administrator shall have the following rights, powers and duties:

     (a) The decision of the Administrator in matters within its jurisdiction shall be final, binding and conclusive upon each Employer and upon any other person affected by such decision, subject to the claims procedure hereinafter set forth.

     (b) The Administrator shall have the duty and authority to interpret and construe the provisions of the Plan, to decide any question which may arise regarding the rights of Employees, Participants and beneficiaries, and the amounts of their respective interests, to adopt such rules and to exercise such powers as the Administrator may deem necessary for the administration of the Plan, and to exercise any other rights, powers or privileges granted to the Administrator by the terms of the Plan.

     (c) The Administrator shall maintain full and complete records of its decisions. Its records shall contain all relevant data pertaining to the Participant and his rights and duties under the Plan. The Administrator shall have the duty to maintain Account records of all Participants.

     (d) The Administrator shall cause the principal provisions of the Plan to be communicated to the Participants, and a copy of the Plan and other documents shall be available at the principal office of the Company for inspection by the Participants at reasonable times determined by the Administrator.

     (e) The Administrator shall periodically report to the Committee with respect to the status of the Plan.

7.4 Fees. No fee or compensation shall be paid to any person for services as the Administrator.

                                  ARTICLE VIII
                                CLAIMS PROCEDURE

8.1 General. Any claim for benefits under the Plan shall be filed by the Participant or beneficiary ("claimant") on the form prescribed for such purpose with the Administrator.

8.2 Denials. If a claim for benefits under the Plan is wholly or partially denied, notice of the decision shall be furnished to the claimant by the Administrator within a reasonable period of time after receipt of the claim by the Administrator.

8.3 Notice. Any claimant who is denied a claim for benefits shall be furnished written notice setting forth:

     (a)  the specific reason or reasons for the denial;

     (b) specific reference to the pertinent provision of the Plan upon which the denial is based;

     (c) a description of any additional material or information necessary for the claimant to perfect the claim; and

     (d)  an explanation of the claim review procedure under the Plan.

8.4 Appeals Procedure. In order that a claimant may appeal a denial of a claim, the claimant or the claimant's duly authorized representative may:

     (a) request a review by written application to the Administrator, or its designate, no later than sixty (60) days after receipt by the claimant of written notification of denial of a claim;

     (b)  review pertinent documents; and

     (c)  submit issues and comments in writing.

8.5 Review. A decision on review of a denied claim shall be made not later than sixty (60) days after receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered within a reasonable period of time, but not later than one hundred and twenty (120) days after receipt of a request for review. The decision on review shall be in writing and shall include the specific reason(s) for the decision and the specific reference(s) to the pertinent provisions of the Plan on which the decision is based.

                                   ARTICLE IX
                            MISCELLANEOUS PROVISIONS

9.1 Amendment. The Company reserves the right to amend the Plan in any manner that it deems advisable by a resolution of the Board or the Committee. No amendment shall, without the Participant's consent, affect the amount of the Participant's Account balance at the time the amendment becomes effective or the right of the Participant to receive a distribution of his Account balance.

9.2 Termination. The Company reserves the right to terminate the Plan at any time. No termination shall, without the Participant's consent, affect the amount of the Participant's Account balance prior to the termination or the right of the Participant to receive a distribution of his Account balance.

9.3 No Assignment. The Participant shall not have the power to pledge, transfer, assign, anticipate, mortgage or otherwise encumber or dispose of in advance any interest in amounts payable hereunder or any of the payments provided for herein, nor shall any interest in amounts payable hereunder or in any payments be subject to seizure for payments of any debts, judgments, alimony or separate maintenance, or be reached or transferred by operation of law in the event of bankruptcy, insolvency or otherwise.

9.4 Incapacity. If any person to whom a benefit is payable under the Plan is an infant or if the Administrator determines that any person to whom such benefit is payable is incompetent by reason of physical or mental disability, the Administrator may cause the payments becoming due to such person to be made to another for his benefit. Payments made pursuant to this Section shall, as to such payment, operate as a complete discharge of the Plan, the Company, each Employer, the Committee and the Administrator.

9.5 Successors and Assigns. The provisions of the Plan are binding upon and inure to the benefit of the Company, each Employer, its respective successors and assigns, and the Participant, his beneficiaries, heirs, legal representatives and assigns.

9.6 Governing Law. The Plan shall be subject to and construed in accordance with the laws of Illinois to the extent not pre-empted by the provisions of ERISA.

9.7 No Guarantee of Employment. Nothing contained in the Plan shall be construed as a contract of employment or deemed to give any Participant the right to be retained in the employ of any Employer or any equity or other interest in the assets, business or affairs of any Employer. No Participant hereunder shall have a security interest in the assets of any Employer used to make contributions or pay benefits.

9.8 Severability. If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, but the Plan shall be construed and enforced as if such illegal or invalid provision had never been included herein.

9.9 Notification of Addresses. Each Participant and each beneficiary shall file with the Administrator, from time to time, in writing, the post office address of the Participant, the post office address of each beneficiary, and each change of post office address. Any communication, statement or notice addressed to the last post office address filed with the Administrator (or if no such address was filed with the Administrator, then to the last post office address of the Participant or beneficiary as shown on the Company's or Employer's records) shall be binding on the Participant and each beneficiary for all purposes of the Plan and neither the Administrator nor the Company or an Employer shall be obligated to search for or ascertain the whereabouts of any Participant or beneficiary.

                                   ARTICLE X
                               ADOPTING EMPLOYERS

10.1 Adoption of Plan. The Plan may be adopted by any subsidiary or affiliate of the Company for the benefit of any Employee designated by the Committee to participate herein. Such adoption shall be by resolution of the adopting Employer's governing body, a copy of which shall be filed with the Company.

10.2 Administration. As a condition to participating in the Plan, each adopting Employer shall be deemed to have authorized the Committee and the Administrator (if different from the Committee) to act for it in all matters arising under or with respect to the Plan and shall comply with such other terms and conditions as may be imposed by the Administrator.

10.3 Company as Agent. Each adopting Employer hereby irrevocably grants the Company full and exclusive power to exercise, enforce or waive any right which such Employer might otherwise have under the terms of the Plan, and each adopting Employer irrevocably appoints the Company as its agent for such purpose.

10.4 Termination. If authorized by the Company, each adopting Employer may, upon written notice to the Company, cease to participate in the Plan with respect to its Employees by resolution of its governing body.

                                   ARTICLE XI
                                     TRUST

11.1 Trust. A Trust has been established under the Plan by the execution of a separate trust agreement entitled the First Midwest Bancorp, Inc. Nonqualified Stock Option - Gain Deferral Trust with one or more trustees. The Trust is intended to be maintained as a "grantor trust", under section 677 of the Code, for which the Company is the grantor. The assets of the Trust will be held, invested and disposed of by the trustee, in accordance with the terms of the Trust, for the exclusive purpose of providing Plan benefits for the Participants. Notwithstanding any provision of the Plan or the Trust to the contrary, the assets of each Trust shall at all times be subject to the claims of the grantor's general creditors in the event of the grantor's insolvency or bankruptcy.

11.2 Contributions and Expense. The Company, in its sole discretion, and from time to time, may make contributions to the Trust. All benefits under the Plan and expenses chargeable to the Plan, to the extent not paid directly by the Company, shall be paid from the Trust

11.3 Trustee Duties. The powers, duties and responsibilities of the trustee shall be as set forth in the Trust agreement and nothing contained in the Plan, either expressly or by implication, shall impose any additional powers, duties or responsibilities upon the trustee.

11.4 Voting Rights. Each Participant (or, in the event of his death, his beneficiary) shall have the right to direct the Trustee as to the manner in which whole and partial shares of Stock allocated to his Account as of the record date are to be voted on each matter brought before an annual or special stockholders' meeting. Upon timely receipt of such directions, the Trustee shall on each such matter vote as directed the number of shares (including fractional shares) of Stock allocated to such Participant's Account, and the Trustee shall have no discretion in such matter. The directions received by the Trustee from Participants shall be held by the Trustee in confidence and shall not be divulged or released to any person, including officers or employees of any Employer. The Trustee shall vote allocated shares for which it has not received direction in the same proportion as directed shares are voted, and shall have no discretion in such matter. Additionally, in the event a tender offer is extended with respect to the Shares of the Company, each Participant shall have the identical rights to direct the voting of the shares allocated to his Account as detailed in the preceding sentences of this Section 11.4.

11.5 Reversion to the Company. The Company shall not have any beneficial interest in the Trust and no part of the Trust shall ever revert or be repaid to the Company prior to the payment of all Plan benefits to Participants, except with respect to amounts allocable to forfeited benefits (including without limitation, any amounts forfeited on account of a termination "for cause") and as otherwise reasonably determined by the Committee not to be necessary to pay benefits to Participants.

                             *    *    *    *    *



IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officer effective as of the 1st day of December, 1997.

ATTEST/WITNESS:                         FIRST MIDWEST BANCORP, INC.



                                        By:
---------------------------------          -----------------------------------
[         Name and Title        ]          [         Name and Title          ]


Date:                                    Date:
     ----------------------------             --------------------------------

                                  APPENDIX  A

                          FIRST MIDWEST BANCORP, INC.
                 NONQUALIFIED STOCK OPTION - GAIN DEFERRAL PLAN

                             DEFERRAL ELECTION FORM
                             ----------------------

To:     Office of the Compensation Committee of the Board of Directors:

This Deferral Election Form sets forth my election to defer, as specified below, the Profit Shares (defined below) receivable upon stock Option exercises using the stock-for-stock method of payment under the First Midwest Bancorp, Inc. Nonqualified Stock Option - Gain Deferral Plan (the "Plan"), subject to the terms, definition of terms, and conditions of the Plan which are incorporated herein by reference.

I understand that, in order to be effective with respect to the exercise of any Option, this Deferral Election Form must be executed in a calendar year preceding, and at least six months prior to, the exercise of such Options, except that if this Deferral Election Form is executed within 30 days following the inception of the Plan or, if later, the date I was first designated as eligible to participate in the Plan, then this Deferral Election Form will be effective for all Options exercised after the date on which this Deferral Election Form is executed.. Furthermore, I understand that this Form supersedes, as of its earliest effective date under the preceding sentence, the Deferral Election Form that I have previously executed, if any.

I understand that this Deferral Election Form shall be effective for all subsequent calendar years, until the earlier of: (i) the first day of the calendar year following the year in which I execute a Deferral Election Revocation Form; or (ii) the date any subsequently executed Deferral Election Form becomes effective.

The Profit Shares, as made eligible for deferral under the terms of the Plan, and effectively deferred under this Deferral Election Form, shall be the number of shares equal in value to the excess of (1) the Fair Market Value of the shares of Stock purchased on Option exercise, over (2) the exercise price of the shares of Stock purchased, divided by the Fair Market Value of one share of Stock. For the purposes of this election, Fair Market Value shall be determined on the date of Option exercise.

Therefore, based on the foregoing, I elect to defer, for all Options exercised consistent with the timing rules and Option price tender methods described above, the Profit Shares as follows:

        ______ % of the total number of Profit Shares applicable to all Options so exercised.


______________________________               ______________________________
   Participant's Signature                                Date

                          FIRST MIDWEST BANCORP, INC.
                 NONQUALIFIED STOCK OPTION - GAIN DEFERRAL PLAN

                    REQUEST OF FORM OF BENEFIT DISTRIBUTION
                    ---------------------------------------

To:     Office of the Compensation Committee of the Board of Directors:

I understand that I have executed one or more Deferral Election Form(s) pursuant to Section 3.3 of the First Midwest Bancorp, Inc. Nonqualified Stock Option - Gain Deferral Plan (the "Plan"). Furthermore, I understand that the deferrals which accumulate as a result of my execution of the Deferral Election Form(s) will be maintained in one or more accounts established for me pursuant to
Article IV of the Plan. I further understand that the balance in my account(s) will be paid out to me in accordance with Article V of the Plan.

Therefore, in accordance with Section 5.2 of the Plan, I hereby make the following request with regard to the form of benefit payments to which I become entitled and which will be paid pursuant to the dates, terms, and conditions as set forth in Article V of the Plan:


      (Check One)

      ______  Five annual installments

      ______  Ten annual installments

      ______  Lump sum payment

      (NOTE: If no selection is made, your Account will be paid out in five annual installments in accordance with Article V of the Plan.)

Furthermore, I understand that I may request to change the form of my benefit payments by executing a Request for Change in the Form of Benefit Payment form. However, the approval of such a request shall be at the sole discretion of the Compensation Committee.



______________________________               ______________________________
   Participant's Signature                                Date

                          FIRST MIDWEST BANCORP, INC.
                 NONQUALIFIED STOCK OPTION - GAIN DEFERRAL PLAN

             REQUEST FOR CHANGE IN THE FORM OF BENEFIT DISTRIBUTION
             ------------------------------------------------------



To:  Office of the Compensation Committee of the Board of Directors:

Pursuant to Section 5.2 of the First Midwest Bancorp, Inc. Nonqualified Stock Option - Gain Deferral Plan (the "Plan"), I have previously executed a valid Request of Form of Benefit Distribution form. Now, as further provided in
Section 5.2 of the Plan, I request that the form of benefit payments, as designated in my current Request of Form of Benefit Distribution form, be amended as indicated below:



Current form of benefit:

      (Check One)

      ______  Five annual installments

      ______  Ten annual installments

      ______  Lump sum payment



Requested form of benefit:

      (Check One)

      ______  Five annual installments

      ______  Ten annual installments

      ______  Lump sum payment

I understand that the Committee, in its sole discretion will determine whether to honor this request.

______________________________               ______________________________
   Participant's Signature                                Date

                          FIRST MIDWEST BANCORP, INC.
                 NONQUALIFIED STOCK OPTION - GAIN DEFERRAL PLAN



                           DESIGNATION OF BENEFICIARY



To:  Office of the Compensation Committee of the Board of Directors:

The following beneficiary(ies) is (are) designated to receive the benefits under the Plan which are payable upon my death. This designation supersedes any prior designations and shall remain effective until I execute a subsequent beneficiary designation, made in writing and signed by me.



                                                    Relationship to
Beneficiary                                           Participant
-----------                                         ---------------

Primary:  ___________________________________   _______________________

Address:  ___________________________________   _______________________

Contingent:  ________________________________   _______________________

Address:  ___________________________________   _______________________


If no beneficiary survives me, my benefits shall be paid in accordance with the terms of the above Plan.



Date:_____________           Participant Signs:_________________________________

                             Print Participant's Name:__________________________

                          FIRST MIDWEST BANCORP, INC.
                 NONQUALIFIED STOCK OPTION - GAIN DEFERRAL PLAN

                       DEFERRAL ELECTION REVOCATION FORM
                       ---------------------------------



To:  Office of the Compensation Committee of the Board of Directors:

This Deferral Election Revocation Form sets forth my revocation to defer, as specified in my previously executed Deferral Election Form, the Profit Shares receivable upon stock Option exercises under the First Midwest Bancorp, Inc. Nonqualified Stock Option - Gain Deferral Plan (the "Plan"), subject to the terms, definitions of terms, and conditions of the Plan which are incorporated herein by reference.

I understand that this Deferral Election Revocation Form shall be effective for all subsequent calendar years, until the calendar year following the year in which I execute a subsequent Deferral Election Form.

Furthermore, I understand that in order to be effective with respect to the exercise of any Option, this Deferral Election Revocation Form must be executed in a calendar year preceding the exercise of any such Options.

Therefore, based on the foregoing, I elect to revoke my prior election to defer the Profit Shares applicable to Options exercised pursuant to the Plan.



          ______________________________          ______________________________
             Participant's Signature                          Date

                                   APPENDIX B
                                   ----------


                          FIRST MIDWEST BANCORP, INC.
               1989 OMNIBUS STOCK AND INCENTIVE PLAN, AS AMENDED
                        NOTICE OF INTENTION TO EXERCISE
                           NONQUALIFIED STOCK OPTIONS
                               WITH GAIN DEFERRAL

(Important Note: If exercising nonqualified stock options granted under different grant dates with different grant prices, please use a separate Notice of Intention to Exercise Form for each such grant.)

                                    PART ONE
                                    --------

To:  Office of the Compensation Committee of the Board of Directors:

In accordance with the First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan, as Amended (the "Plan"), and the First Midwest Bancorp, Inc. Nonqualified Stock Option - Gain Deferral Plan (the "Deferral Plan"), subject to the terms, definition of terms, and conditions of the Plan and the Deferral Plan which are incorporated herein by reference, I elect to exercise my nonqualified Stock Options granted on the _____ day of __________, _____, and to purchase ________ shares of First Midwest Bancorp, Inc. $.01 par value common stock ("Stock") at the exercise price of $________ per share.

In satisfaction of the Option price (check one of the two following lines):

                      _____  enclosed are

                      _____  I hereby affirm ownership of

_____ shares of previously acquired Stock. I hereby attest that the shares of stock hereby tendered (or tendered through my affirmation of ownership) in satisfaction of the Option price have been owned by me for a period of at least six months prior to the date on which I executed this Notice.

Additionally, I understand that the excess of the fair market value of the shares acquired in this exercise, over the exercise price of the shares of Stock purchased, is subject to current Social Security (Medicare) taxation for this tax year. I further understand that once the Fair Market Value of the shares acquired is established, I will be required to remit this taxable amount to First Midwest Bancorp, Inc. prior to the shares being issues. To satisfy such withholding, the taxes will be paid in accordance with Part Three of this Form.

The specific amount conforming to the exercise election above is detailed on Part Two of this Form, attached hereto and incorporated by reference.

The computation of tax withholding is detailed on Part Three of this Form, attached hereto and incorporated by reference.

          ______________________________          _____________________________
             Participant's Signature                          Date

                                    PART TWO
                                    --------

                AGGREGATE EXERCISE PRICE COMPUTATIONAL WORKSHEET
                          FIRST MIDWEST BANCORP, INC.
               1989 OMNIBUS STOCK AND INCENTIVE PLAN, AS AMENDED



I.     Participant's Name:

       _________________________________________

II.    Date of Grant:

       _________________________________________

III.   Exercise Price Per Share:                                     $ _________

IV.    Effective Date of Notice to Exercise:

       ______________________

V.     Expiration Date of Option:

       ______________________________

VI.    Number of Shares Acquired in this Exercise:                     _________

VII.   Aggregate Exercise Price (#3 multiplied by #5):               $ _________

VIII.  Satisfaction of Aggregate Exercise Price:

       Surrender (or affirmation of ownership) of _____ previously acquired shares that have been held by me for at least 6
       months prior to the date of this Form with a Fair Market
       Value of $_____ per share:                                    $ _________


                                                              TOTAL  $ _________

                                   PART THREE
                                   ----------

                         COMPUTATION OF TAX WITHHOLDING
                          FIRST MIDWEST BANCORP, INC.
               1989 OMNIBUS STOCK AND INCENTIVE PLAN, AS AMENDED



Upon receipt of the Notice of Intention to Exercise, First Midwest Bancorp, Inc. will calculate the appropriate taxes and forward such calculations to the Participant for payment.

IX.    Participant's Name: _____________________________

X.     Date of Grant: _______________________________________

XI.    Effective Date of Notice to Exercise:  ____________________

XII.   Fair Market Value of First Midwest Bancorp, Inc.
       Stock on Effective Date of Notice to Exercise:     $_______

XIII.  Exercise Price Per Share:                          $_______

XIV.   Appreciation Per Share:                            $_______

XV.    Shares Acquired in Exercise:                        _______

XVI.   Taxable Appreciation (#6 multiplied by #7):                      $_______

XVII.  Social Security (Medicare):
       a.  Taxable Appreciation                           $_______
       b.  Medicare Tax Rate                               _______
       c.  Medicare Tax                                                 $_______

a.     Satisfaction of Tax Withholding:
       (1)  By Check (required if tender is by affirmation of
            ownership)                                                  $_______
       (2)  Surrender of _____ previously acquired Shares that
            have been held for at least 6 months prior to the date
            of this Form, with a Fair Market Value of $________
            (not available for exercise by affirmation)                 $_______



___________________________________           _______________________________
      Participant's Signature                              Date